EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of alpha-En Corporation (the “Company”), hereby certify, that, to his knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended June 30, 2018 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 10, 2018	/s/ Jerome I. Feldman
Jerome I. Feldman
Executive Chairman and Treasurer

Date: August 10, 2018	/s/ Sam Pitroda
Sam Pitroda
Chief Executive Officer
(principal executive officer)

Date: August 10, 2018	/s/ Nathan J. Wasserman
Nathan J. Wasserman
Chief Financial Officer
(principal financial and accounting officer)